Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended March 31, 2014

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations	5
Estimated Net Asset Value	7
Five Year Performance Table	12
Consolidated Statements of Cash Flows	13
Selected Balance Sheet Account Detail	15
Schedule of Capitalization, Dividends and Liquidity	16
Selected Investment Data	17
Schedule of Securities Carried at Fair Value	20
Schedule of Loan Assets	21
Net Operating Income from Consolidated Properties	23
Schedule of Interest, Dividends and Discount Accretion	24
Consolidated Properties – Selected Property Data	25
Equity Investments – Selected Property Data	27
Consolidated Properties – Operating Summary	31
Equity Investments – Operating Summary	32
Consolidated Debt Summary	33
Equity Investments Debt Summary	34
Lease Expiration Summary	36
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	37
Supplemental Definitions	38
Investor Information	40

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust’s (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
ASSETS
Investments in real estate, at cost
Land	$90,481	$82,215	$56,894	$59,183	$60,679
Buildings and improvements	591,824	588,653	380,240	385,370	395,799
	682,305	670,868	437,134	444,553	456,478
Less: accumulated depreciation	(56,035)	(56,448)	(55,195)	(53,553)	(52,412)
Investments in real estate, net	626,270	614,420	381,939	391,000	404,066

Cash and cash equivalents	102,512	112,512	165,762	186,132	131,448
Restricted cash held in escrows	16,329	13,372	19,084	19,422	15,821
Loans receivable, net	48,667	101,100	108,163	113,308	130,212
Secured financing receivable	30,700	30,728	30,395	-	-
Accounts receivable, net of allowances of $414, $478
$474, $458 and $374, respectively	2,506	2,229	997	1,587	1,325
Accrued rental income, net of allowances of $354, 0, 0, 0 and 0, respectively	12,572	19,760	19,205	15,801	16,761
Securities carried at fair value	-	-	7,074	10,360	12,220
Loan securities carried at fair value	226	226	226	226	11
Preferred equity investments	6,492	6,485	12,703	12,514	12,358
Equity investments	190,737	149,085	139,061	141,645	134,224
Lease intangibles, net	53,822	49,866	48,774	48,348	52,299
Deferred financing costs, net	6,036	6,189	4,546	4,819	4,755
Other assets	4,090	3,314	28,135	3,440	3,577
Assets held for sale	25,156	23,038	2,421	1,708	-
TOTAL ASSETS	$1,126,115	$1,132,324	$968,485	$950,310	$919,077

LIABILITIES
Mortgage loans payable	$476,424	$444,933	$308,049	$325,026	$278,824
Senior notes payable	86,250	86,250	86,250	86,250	86,250
Secured Financings	-	29,150	29,150	29,150	42,803
Notes payable	1,693	1,742	1,664	1,645	1,660
Accounts payable, accrued liabilities and other liabilities	24,493	26,266	21,522	19,202	20,010
Related party fees payable	2,605	2,831	2,693	2,658	2,540
Dividends payable	8,964	6,099	8,804	8,268	8,154
Deferred income	825	1,353	995	1,131	1,472
Below market lease intangibles, net	10,405	2,399	2,280	2,483	2,686
Liabilities of assets held for sale	1,182	21,638	-	-	-
TOTAL LIABILITIES	612,841	622,661	461,407	475,813	444,399

COMMITMENTS AND CONTINGENCIES

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares
$25 per share liquidation preference, 5,060,000 shares authorized and 4,820,000 shares issued and outstanding at Mar 31, 2014, Dec 31, 2013, Sep 30, 2013 June 30, 2013 and Mar 31, 2013	120,500	120,500	120,500	120,500	120,500
Common Shares, $1 par, unlimited shares authorized;
36,409,710, 36,401,438, 36,397,949, 33,397,949 and 33,128,853 issued and outstanding at Mar 31, 2014, Dec 31, 2013, Sep 30, 2013, June 30, 2013, and Mar 31, 2013 respectively	35,817	35,809	35,798	33,039	33,029
Additional paid-in capital	647,618	647,121	646,620	618,954	618,626
Accumulated distributions in excess of net income	(330,494)	(322,432)	(308,661)	(311,688)	(311,793)
Accumulated other comprehensive loss	(269)	(124)	(70)	80	(51)
Total Winthrop Realty Trust Shareholders’ Equity	473,172	480,874	494,187	460,885	460,311
Non-controlling interests	40,102	28,789	12,891	13,612	14,367
Total Equity	513,274	509,663	507,078	474,497	474,678
TOTAL LIABILITIES AND EQUITY	$1,126,115	$1,132,324	$968,485	$950,310	$919,077

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2014	2013
Revenue
Rents and reimbursements	$19,507	$12,054
Interest, dividends and discount accretion	5,497	5,320
	25,004	17,374
Expenses
Property operating	7,434	3,685
Real estate taxes	2,194	737
Depreciation and amortization	7,399	4,154
Interest	5,693	5,691
Impairment loss on investments in real estate	9,200	0
General and administrative	1,642	844
Related party fees	2,375	2,266
Transaction costs	250	6
State and local taxes	12	14
	36,199	17,397
Other income (loss)
Equity in income of equity investments	6,194	7,869
Earnings from preferred equity investments	7	202
Realized gain (loss) on sale of securities carried at fair value	2	(102)
Unrealized gain on securities carried at fair value	-	1,718
Interest and other income	85	69
	6,288	9,756
Income (loss) from continuing operations	(4,907)	9,733
Discontinued operations
Income from discontinued operations	4,105	3,218
Net income (loss)	(802)	12,951
Net loss attributable to non-controlling interest	1,443	795
Net income attributable to Winthrop Realty Trust	641	13,746
Preferred dividend of Series D Preferred Shares	(2,787)	(2,787)
Amount allocated to Restricted Common Shares	(96)	(2)
Net income (loss) attributable to Common Shares	$(2,242)	$10,957
Per Common Share data - Basic
Income (loss) from continuing operations	$(0.18)	$0.23
Income from discontinued operations	0.12	0.10
Net income (loss) attributable to Common Shares	$(0.06)	$0.33
Per Common Share data - Diluted
Income (loss) from continuing operations	$(0.18)	$0.23
Income from discontinued operations	0.12	0.10
Net income (loss) attributable to Common Shares	$(0.06)	$0.33

Basic Weighted-Average Common Shares	35,816	33,027
Diluted Weighted-Average Common Shares	35,816	33,029
Comprehensive income
Net (loss) income	$(802)	$12,951
Change in unrealized loss on interest rate derivative	(145)	(1)
Consolidated comprehensive (loss) income	(947)	12,950

Net loss attributable to non-controlling interest	1,443	795
Comprehensive loss attributable to non-controlling interest	1,443	795
Comprehensive income attributable to Winthrop Realty Trust	$496	$13,745

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Revenue
Rents and reimbursements	$19,507	$16,548	$12,631	$13,027	$12,054
Interest, dividends and discount accretion	5,497	4,909	3,917	4,308	5,320
	25,004	21,457	16,548	17,335	17,374
Expenses
Property operating	7,434	5,913	4,302	3,872	3,685
Real estate taxes	2,194	1,804	1,172	1,213	737
Depreciation and amortization	7,399	5,895	4,146	4,195	4,154
Interest	5,693	5,757	5,088	6,364	5,691
Impairment loss on investment in real estate	9,200	-	-	-	-
Provision for loss on loans receivable	-	348	-	-	-
General and administrative	1,642	1,316	1,109	1,094	844
Related party fees	2,375	2,423	2,309	2,291	2,266
Transaction costs	250	1,727	106	46	6
Federal, state and local taxes	12	202	84	125	14
	36,199	25,385	18,316	19,200	17,397
Other income (loss)
Equity in income (loss) of equity investments	6,194	(3,609)	13,855	4,526	7,869
Earnings from preferred equity investments	7	37	189	185	202
Realized gain (loss) on sale of securities carried at fair value	2	875	(31)	-	(102)
Unrealized gain (loss) on securities carried at fair value	-	-	-	(1,860)	1,718
Unrealized gain on loan securities carried at fair value	-	-	-	215	-
Settlement expense	-	(261)	(16)	(134)	-
Interest and other income	85	89	101	115	69
	6,288	(2,869)	14,098	3,047	9,756

Income (loss) from continuing operations	(4,907)	(6,797)	12,330	1,182	9,733

Discontinued operations
Income (loss) from discontinued operations	4,105	(144)	(1,598)	6,563	3,218

Net income (loss)	(802)	(6,941)	10,732	7,745	12,951
(Income) loss attributable to non-controlling interest	1,443	1,871	995	629	795
Net income (loss) attributable to Winthrop Realty Trust	641	(5,070)	11,727	8,374	13,746
Preferred dividend on Series D Preferred Shares	(2,787)	(2,786)	(2,787)	(2,786)	(2,787)
Amount allocated to restricted shares	(96)	(96)	(106)	(98)	(2)
Net income (loss) attributable to Common Shares	$(2,242)	$(7,952)	$8,834	$5,490	$10,957

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	March 31	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Per Common Share data - Basic
Income (loss) from continuing operations	$(0.18)	$(0.22)	$0.31	$(0.03)	$0.24
Income (loss) from discontinued operations	0.12	-	(0.04)	0.20	0.09
Net income (loss) attributable to Winthrop Realty Trust	$(0.06)	$(0.22)	$0.27	$0.17	$0.33

Per Common Share data - Diluted
Income (loss) from continuing operations	$(0.18)	$(0.22)	$0.31	$(0.03)	$0.24
Income (loss) from discontinued operations	0.12	-	(0.04)	0.20	0.09
Net income (loss) attributable to Winthrop Realty Trust	$(0.06)	$(0.22)	$0.27	$0.17	$0.33

Basic Weighted-Average Common Shares	35,816	35,807	33,076	33,037	33,027
Diluted Weighted-Average Common Shares	35,816	35,879	33,148	33,037	33,029

Comprehensive income (loss)
Consolidated net income (loss)	$(802)	$(6,941)	$10,733	$7,745	$12,951
Change in unrealized gain (loss) on interest rate derivative	(145)	(54)	(150)	131	(1)
Comprehensive income (loss)	$(947)	$(6,995)	$10,583	$7,876	$12,950

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data, continued)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the three months ended March 31, 2014 and 2013.

	For the Three Months Ended
	March 31,
	2014	2013
Basic
Net income attributable to Winthrop Realty Trust	$641	$13,746
Real estate depreciation	4,676	3,263
Amortization of lease intangibles	3,248	1,977
Trust's share of real estate depreciation and amortization of unconsolidated interests	1,793	2,623
Gain on sale of real estate	(4,225)	(2,775)
(Gain) loss on sale of equity investments	(69)	110
Impairment loss on investments in real estate	9,200	-
Less: Non-controlling interest share of depreciation and amortization	(1,635)	(877)
Funds from operations	13,629	18,067
Preferred dividend of Series D Preferred Shares	(2,787)	(2,787)
Amount allocated to restricted shares	(116)	(17)
FFO applicable to Common Shares - Basic	$10,726	$15,263
Weighted-average Common Shares	35,816	33,027
FFO Per Common Share - Basic	$0.30	$0.46

Diluted
Funds from operations	$13,629	$18,067
Preferred dividend of Series D Preferred Shares	(2,787)	(2,787)
Amount allocated to restricted shares	(116)	(17)
FFO applicable to Common Shares	$10,726	$15,263

Weighted-average Common Shares	35,816	33,027
Stock options	-	2
Restricted shares	102	3
Diluted weighted-average Common Shares	35,918	33,032
FFO Per Common Share - Diluted	$0.30	$0.46

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data, continued)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the each of the last five quarterly periods:

	Three Months Ended
	March 31	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Basic
Net income (loss) attributable to Winthrop Realty Trust	$641	$(5,070)	$11,728	$8,374	$13,746
Real estate depreciation	4,676	4,006	3,153	3,249	3,263
Amortization of lease intangibles	3,248	2,608	1,791	1,858	1,977
Trust's share of real estate depreciation and
amortization of unconsolidated interests	1,793		2,762	2,086	2,623
Impairment loss on investments in real estate	-	-	2,750	154	-
Impairment loss on equity method investments	-	7,687	-	-	-
Gain on sale of real estate	(4,225)	(57)	(1,421)	(6,752)	(2,775)
(Gain) loss on sale of equity investments	(69)		-	-	110
Trust's share of loss on sale of real estate	9,200	2,842
of unconsolidated interests	-	-	722	-	-
Less: Non-controlling interest share
of depreciation and amortization	(1,635)	(1,290)	(994)	(986)	(877)
Funds from operations	13,629	10,726	20,491	7,983	18,067
Preferred dividend on Series D Preferred Shares	(2,787)	(2,786)	(2,787)	(2,786)	(2,787)
Amount allocated to restricted shares	(116)	(96)	(129)	(98)	(16)
FFO applicable to Common Shares - Basic	$10,726	$7,844	$17,575	$5,099	$15,264
Weighted-average Common Shares	35,816	35,807	33,076	33,037	33,027
FFO Per Common Share - Basic	$0.30	$0.22	$0.53	$0.15	$0.46

Diluted
Funds from operations	$13,629	$10,726	$20,491	$7,983	$18,067
Preferred dividend on Series D Preferred Shares	(2,787)	(2,786)	(2,787)	(2,786)	(2,787)
Amount allocated to restricted shares	(116)	(96)	(129)	(98)	(16)
FFO applicable to Common Shares	$10,726	$7,844	$17,575	$5,099	$15,264

Weighted-average Common Shares	35,816	35,807	33,076	33,037	33,027
Stock options	-	-	2	-	2
Restricted shares	102	72	70	-	-
Diluted weighted-average Common Shares	35,918	35,879	33,148	33,037	33,029
FFO Per Common Share - Diluted	$0.30	$0.22	$0.53	$0.15	$0.46

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except square feet, units and per share data)
(Unaudited)
See Notes on Pages 10 and 11

	Trust	Carrying
Cash, Accounts Payable and Dividends Payable	Ownership	Amount	Matched Debt	Estimated NAV Range
Cash and Cash Equivalents and Restricted Cash	100%	$118,841	-	$118,841	to	$118,841
Other Accounts Payable and Dividends Payable	100%	$(36,062)	-	$(36,062)	to	$(36,062)
Subtotal - Cash and Net Working Capital Estimated Net Asset Value Range	100%			$82,779	to	$82,779

		Fair Value
	Trust	Carrying
REIT Securities:	Ownership	Amount	Matched Debt	Estimated NAV Range
REIT Common shares	100%	$-	$-	$-	to	$-
REIT Preferred shares	100%	-	-	-	to	-
Subtotal - REIT Securities Segment Estimated Net Asset Value Range				-	to	-

		Par Value
	Trust	Plus Accrued
Loans:	Ownership	Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity
Investments, with Expected Repayment
The Shops at Wailea - B Note	100%	7,588	-	7,588	to	7,588	[1]
Playa Vista - Mezzanine Loan	100%	12,346	-	14,846	to	16,346	[2]
Churchill - Whole Loan	100%	366	-	-	to	366	[1]
Rockwell - Mezzanine Loan	100%	1,137	-	-	to	50	[1]
Pinnacle II - B Note	100%	5,108	-	5,108	to	5,108	[1]
Poipu Shopping Village - B Note	100%	2,844	-	2,844	to	2,844	[1]
Mentor - Whole Loan	100%	2,512	-	2,512	to	2,512	[1]
Edens Norridge-Mezzanine Loan/GPInterest	100%	15,624		16,124	to	16,124	[1]
Marc Realty-Mezzanine Loan	100%	4,523		4,523	to	4,523	[1]
WBCMT 2007 - CMBS	100%	1,130	-	226	to	1,130	[1]
Total Estimated Value of Loans with Expected Repayment				$53,771	to	$56,591

		Par Value
	Trust	Plus Accrued	Matched
	Ownership	Interest	Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participatiozn
Stamford - Mezzanine	20%	47,123	-	9,425	to	9,425
Total Estimated Value of Loans with Potential Equity				$9,425	to	$9,425

Debt Platforms
Concord Debt Holdings/CDH CDO	67%/49%	N/A	N/A	11,016	to	22,433	[3]
RE CDO	50%	N/A	N/A	500	to	1,000
Total Estimated Value of Debt Platforms				$11,516	to	$23,433

Subtotal - Loan Segment Estimated Net Asset Value Range				$74,712	to	$89,449

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of March 31, 2014. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to March 31, 2014.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

(Continued on next page)

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except square feet, units and per share data, continued)
(Unaudited)
See Notes on Pages 10 and 11

Consolidated Operating Properties
($ in thousands)

					Three Months
					Ended March
				Square	31, 2014			Range of			Estimated			Matched
		Trust		Feet/	Annualized	Adjust-	Adjusted	Capitalization			Range of			Debt	Estimated
Description		Ownership	Type	Units	NOI	ments	NOI	Rates			PropertyValue			Balance	NAV Range
Consolidated Operating Properties
Wholly Owned
Amherst	Amherst, NY	100%	Office	200,000	$1,562	240	$1,802	7.75%	to	7.50%	$23,252	to	$24,027	-	$23,252	to	$24,027	[5]
Cerritos	Cerritos, CA	100%	Office	187,000	1,052	948	2,000	7.00%	to	6.50%	27,271	to	29,469	23,000	4,271	to	5,535	[4]
OneEast Erie	Chicago, IL	100%	Office	126,000	3,008	148	3,156	7.50%	to	6.50%	42,080	to	48,554	19,763	22,317	to	28,791	[7]
Crossroads I	Englewood, CO	100%	Office	118,000	1,070		1,070	6.30%	to	6.30%	16,984	to	16,984	-	16,984	to	16,984	[5]
Crossroads II	Englewood, CO	100%	Office	118,000	827		827	6.30%	to	6.30%	13,127	to	13,127	-	13,127	to	13,127	[5]
550Corporetum	Lisle, IL	100%	Office	169,000	330	671	1,001	9.50%	to	8.50%	9,634	to	10,873	5,753	3,881	to	5,120	[6]
Orlando	Orlando, FL	100%	Office	257,000	3,313		3,313	8.50%	to	7.75%	38,976	to	42,748	36,820	2,156	to	5,928
Plantation	Plantation, FL	100%	Office	120,000	1,448		1,448	8.00%	to	7.00%	18,100	to	20,686	10,649	7,451	to	10,037
SouthBurlington	SouthBurlington, VT	100%	Office	54,000	167	52	219	11.00%	to	9.50%	1,991	to	2,305	-	1,991	to	2,305	[7]
Atlanta-Kroger	Atlanta, GA	100%	Retail	61,000	259		259	13.00%	to	12.00%	1,992	to	2,158	-	1,992	to	2,158
Greensboro-Kroger	Greensboro, NC	100%	Retail	46,000	220		220	9.00%	to	8.00%	2,444	to	2,750	-	2,444	to	2,750
Louisville-Kroger	Louisville, KY	100%	Retail	47,000	214		214	11.00%	to	10.00%	1,945	to	2,140	-	1,945	to	2,140
Waterford	Memphis, TN	100%	Multi-Family	320Units	1,567	243	1,810	6.25%	to	6.00%	28,960	to	30,167	13,052	15,908	to	17,115	[7]
LakeBrandt	Greensboro, NC	100%	Multi-Family	284Units	1,361		1,361	6.75%	to	6.50%	20,163	to	20,938	13,600	6,563	to	7,338
Jacksonville	Jacksonville, FL	100%	Warehouse	588,000	615	256	871	8.50%	to	8.25%	10,247	to	10,558	-	10,247	to	10,558	[5]
Churchill	Churchill, PA	100%	MixedUse	52,000	703	167	870	12.00%	to	9.00%	7,250	to	9,667	5,016	2,234	to	4,651	[7]

Joint VentureProperties
Westheimer	Houston, TX	32%	Office	614,000	5,611	(725)	4,886	7.00%	to	6.00%	69,800	to	81,433	45,919	7,642	to	11,365	[8]
1050Corporetum	Lisle, IL	60%	Office	54,000	145	311	456	9.00%	to	7.00%	5,067	to	6,514	5,449	-	to	639	[7]
450West 14th Street	NewYork, NY	var	Office/Retail	105,000	2,376	3,002	5,378	5.75%	to	5.35%	93,530	to	100,523	51,637	25,065	to	27,512	[9]	[10]
1515 Market Street	Philadelphia, PA	89%	Office	502,000	4,260	1,171	5,431	7.50%	to	7.00%	71,137 to		76,310	42,193	28,944	to	34,117	[11]	[12]
Luxury Residential	Various	84%	Multifamily	761Units	9,690	1,877	11,567	4.63%	to	4.63%	249,564	to	249,564	150,000	83,634	to	83,634	[7]
Summit Pointe	OklahomaCity, OK	80%	Multifamily	184Units	807	293	1,100	8.00%	to	7.50%	13,750	to	14,667	9,191	4,559	to	4,962	[7]

Subtotal - Consolidated Operating Properties Net Asset Value Range															$286,609	to	$320,792

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of March 31, 2014. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to March 31, 2014.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except per share data, continued)
(Unaudited)
See Notes on Pages 10 and 11

					Three
					Months
					Ended
					March 31 ,
					2014									Matched
		Trust		Square	Annualized	Adjust-	Adjusted	Range of			Estimated Range			Debt	Estimated
Description		Ownership	Type	Feet/Units	NOI	ments	NOI	Capitalization Rates			of Property Value			Balance	NAV Range
Unconsolidated Operating Properties
Marc Realty
223 West Jackson	Chicago, IL	50%	Office	168,000	$1,190	124	$1,314	7.75%	to	6.75%	$16,955	to	$19,467	$6,718	$5,118	to	$6,374	[14	]

Other Joint Ventures
Sullivan Center	Chicago, IL	50%	Retail/Office	942,000	15,290	(2,500)	12,790	6.00%	to	5.35%	213,167	to	239,065	113,500	73,158	to	82,999	[15	]
701 7th Ave.	New York, NY	75%	Retail/Office	Under Development										363,961	96,529	to	96,529	[16	]
Northwest Atlanta	Atlanta, GA	60%	Industrial/ Office	472,000	1,368	150	1,518	8.50%	to	8.00%	17,859	to	18,975	13,539	2,592	to	3,262	[7	]
Mentor	Chicago, IL	50%	Retail	7,000	470		470	8.00%	to	7.00%	5,875	to	6,714	2,497	1,686	to	2,104
Fenway Wateridge	San Diego, CA	80%	Office	62,000	752	(164)	588	8.00%	to	7.50%	7,350	to	7,840	7,000	350	to	840	[17	]
Atrium	Chicago, IL	50%	Retail	71,000	387	1,107	1,494	9.50%	to	8.00%	14,726	to	17,675	-	7,363	to	8,838	[18	]

Vintage (VHH)
27 Properties	Various	75%	Multifamily	4655 Units	24,981		24,981	7.50%	to	7.50%	333,080	to	333,080	250,091	61,379	to	69,955	[19	]
Tacoma	Tacoma, WA	75%	Multifamily	Under Construction										17,800	2,026	to	2,026	[16	]
Quilceda	Marysville, WA	75%	Multifamily	Under Construction										21,020	750	to	750	[20	]
Urban Center	Lynnwood, WA	75%	Multifamily	Under Construction										41,400	5,500	to	5,500	[20	]

Subtotal - Unconsolidated Operating Properties Net Asset Value Range															$256,451	to	$279,177

Corporate NAV
Cash and Net Working Capital	$82,779	to	$82,779
REIT Securities Net Asset Value Range	-		-
Loan Segment Net Asset Value Range	74,712	to	89,449
Operating Properties Net Asset Value Range	543,060	to	599,969
All Segments Estimated Net Asset Value Range	$700,550	to	$772,197

Less: Corporate Liabilities
Outstanding Line of Credit	-	to	-
Outstanding Senior Notes	(86,250)	to	(86,250)
Outstanding Series D Preferred	(120,500)	to	(120,500)
Net Asset Value Attributable to Common Shares	$493,800	to	$565,447

Outstanding Common Shares (Excludes Restricted Shares)	35,816		35,816
Estimate Net Asset Value per Common Share Range	$13.79	to	$15.79

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of March 31, 2014. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to March 31, 2014.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
NOTES TO ESTIMATED NET ASSET VALUE
(Unaudited)

Net Asset Value

Footnotes
Management’s estimate of net asset value (“NAV”) is based on estimated assets and liabilities as of 3/31/2014. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions. There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

1)
Management’s estimate of NAV on the Trust’s loans expected to be repaid gives no effect to the above or below market yield earned on certain of the loans. Except for WBCMT, Rockwell and Churchill for which full recovery may not be realized, par is utilized as the estimate of value.

2)	Property collateralizing the loan is being marketed for sale. NAV includes estimate of Winthrop's equity participation above par (based on expected sales price).

3)
Represents the discounted cash flows of the CDO assuming different recovery rates on the loans. The non CDO loan assets are valued at estimated recovery with a range of values on the equity in MSREF portfolio at $0 to $5 million.

4)	Gross Asset Value has been reduced to account for capital expenditures to offset speculative leasing. NAV has been reduced to reflect the B Note holder's 50% participation above $4.6 million.

5)	Currently being marketed for sale. NAV reflects expected proceeds.

6)
NAV has been reduced by $903,000 to account for capital expenditures to offset 2014 spec leasing. The increase to NOI is to reflect speculative leasing along with reversing the effect of annualization of first quarter higher expenses that are not expected to continue.

7)	Adjustment to NOI is to reverse the effect of certain nonrecurring annualized expenses and leasing revenues not reflected in the first quarter as well as to reverse out certain GAAP adjustments.

8)
This property is leased to Spectra Energy. The lease, which was set to expire in 2016 was extended until April 2026. Negotiated annual lease payments on the modified lease remain unchanged ($8.0 - $8.3 million annually) through the maturity date of the mortgage debt (April 2016) and then decreases to $4.3 million, subject to annual increases thereafter up to $5.5 million annually. The NOI was adjusted to reflect the future decline in rents.

9)	Adjustment for leasing of 11,944 square feet of vacant retail space at $165 per square foot and to reverse the straight-lined non cash ground rent adjustment.

10)
Management’s estimated NAV is calculated based on a sale of the property at a range of values using capitalization rates between 5.50% and 6.00% applied to stabilized NOI. The proceeds are then assumed to be distributed based upon the distribution provision of the 450 West 14th Street LLC Agreement which provides that cash is distributed as follows on the Trust’s capital contribution of $15.0 million and other equity holders’ capital of $3.0 million:

1) to the Trust until it receives an amount equal to a 10% return;
2) 75% to the Trust, 25% to other equity holders until the Trust has received a 15% cumulative annual compounded return on its aggregate investment amount;
3) 90% to the Trust, 10% to other equity holders until the Trust has received a return of its aggregate investment amount;
4) 10% to the Trust, 90% to other equity holders until other equity holders have received a return of any new investment amount and a 15% IRR thereon;
5) either (x) on or prior to the fifth anniversary of the Trust’s investment, 50% to the Trust and 50% to the other equity holders or (y) following the fifth anniversary of the Trust’s investment, 35% to the Trust and 65% to the other equity holders. Management assumed the 35% for this analysis.

WINTHROP REALTY TRUST
NOTES TO ESTIMATED NET ASSET VALUE (Continued)
(Unaudited)

Net Asset Value

Footnotes
Management’s estimate of net asset value (“NAV”) is based on estimated assets and liabilities as of 3/31/2014. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions. There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

11)	The adjustemt to NOI has been made to account for new leases entered into. The costs of the lease up have been deducted from Gross Asset Value.

12)
The Trust owns 89% of 1515 Market, but is entitled to receive 100% of proceeds up to $78.8 million less the mortgage amount, which was $42.2 million as of March 31, 2014. The Trust in entitled to receive 89% of any excess proceeds.

13)
The Trust is entitled to 100% of capital proceeds until it receives a return of its capital ($4.9 million) plus a 12% return. Proceeds are next paid to the Trust's partner until it receives back its capital ($1.2 million) plus a 12% return. Thereafter, the Trust receives 60% of proceeds.

14)	The Trust has granted an option to Marc Realty to acquire 223 West Jackson for a price to be not less than $5.8 million.

15)
Management’s estimate of NAV is calculated based on the post-tax credit compliance period residual distribution provisions set forth in One South State Street LLC agreement which provide for payment of the WRT-Elad mezzanine loan under its terms, which has an outstanding balance of $56.8 million as of March 31, 2014 and of which the Trust owns 100% and then 76% profits participation by WRT-Elad. The NOI on this property was adjusted downward to reverse the effect of the straightlined rental income.

16)	Asset is in a development stage. NAV represents cash invested by the Trust as of 3/31/2014 plus the unpaid accrued return on the cash invested.

17)
The Trust has a preferred equity position. Proceeds of a capital transaction are distributed first to the Trust until it receives all of its $233k remaining preferred investment plus 12% thereon; second to the Trust to repay its $1.7million equity plus a 12% return thereon ; third to the Trust’s partner, Fenway, until it has received its $1.7 million investment plus a 12% return thereon; and thereafter 60% to Fenway and 40% to the Trust. The adjustment down to NOI is to reflect the loss of two tenants at the property.

18)
NAV has been reduced by $1.0 million to account for TIs and leasing costs associated with a newly executed lease with Walgreens and planned renovations. The NOI has been adjusted to reflect the new Walgreens lease

19)
Each of the Vintage properties is owned in a partnership which includes outside investors and is subject to its individual partnership agreement waterfall. The VHH Operating Agreement provides that aggregate properties operating cash flow to VHH is distributed as follows:

1)	to the Trust until it receives a 12% preferred return on its unreturned capital;
2)	to the Trust’s joint venture partner until he receives at 12% return;
3)	the remainder is distributed 50% to the Trust and 50% to the Trust’s partner

Capital proceeds from the sale or refinancing of any of the underlying properties are distributed 75% to the Trust and 25% to our joint venture partner until all capital is returned and unpaid returns are paid and any excess after the return of capital is distributed 50%/50%. Management estimated the range of NAV based on the forecasted distributions to be received on this investment discounted at a range between 9% and 12%. Forecasted residual proceeds were calculated based on sales of the underlying properties using a capitalization rate of 7.5%.

WINTHROP REALTY TRUST
January 1, 2009 – March 31, 2014 Performance Table

The following table reflects the performance of all investments that were made and sold or otherwise exited since January 1, 2009.  Management has presented for each investment its internal rate of return (“IRR”), a standard return methodology that calculates the annual effective compounded rate of return.  For the purposes of calculating each investment’s IRR, management has assumed that the cash flows for each investment occurred on the last day of the quarter in which the actual cash was invested or received by the Trust.  The IRR’s presented are on a gross basis i.e. there has been no allocation of the Trust’s base management fee or other Trust general and administrative costs to reduce an investment’s cash flows used in calculating the IRR.  The reported amounts represent only the Trust’s position in each investment.

REIT Securities
REIT Common shares-Various	N/A	March-09	$213,042	Various	13.42%
REIT Preferred shares-Various	N/A	January-09	6,925,421	Various	71.12%
REIT Bonds-Various	N/A	February-09	11,659,750	Various	20.59%
REIT Common shares-CDR	N/A	October-11	17,472,031	Various	74.62%

Loan Assets, Loan Securities & Loan Equity
Investments
Siete Square - Whole Loan	Office	June-09	$5,500,000	June-11	15.98%
160 Spear Street - Whole Loan	Office	June-09	38,318,727	May-12	51.85%
160 Spear Street - Tenant Improvement Loan	Office	December-09	1,200,000	May-12	15.60%
Beverly Hills Hilton - B Note	Hotel	December-09	5,250,000	September-11	52.32%
Metropolitan Tower -B Note	Office	December-09	6,500,000	April-11	139.10%
Driver Building - B Note	Office	May-10	6,703,325	August-10	17.35%
1701 Woodfield - Whole Loan	Office	July-10	5,000,000	September-10	8.00%
Peter Cooper/Stuyvescent Town - Mezzanine Loan	Multi-family	August-10	10,665,000	October-10	-37.56%
Scripps Center - Rake Bond	Office	July-10	1,200,000	November-10	1221.53%
Moffet Tower - B Note	Office	October-10	21,557,883	October-11	8.79%
Westwood - Whole Loan	Office	October-10	3,500,000	December-11	12.62%
Metropolitan Tower - Rake Bond	Office	December-10	5,259,896	April-11	182.57%
CDH CDO - Compliance Loan	CDO	December-10	3,497,569	July-11	9.21%
Concord 2006-1A Class E	CDO	February-11	662,344	April-11	76.22%
Gotham Hotel - Whole Loan	Hotel	February-11	8,036,658	May-11	33.58%
Lakeside Eagle - Whole Loan	Retail	March-11	18,093,218	May-11	15.38%
11 East Adams - Seller Financing Mezzanine Loan	Office	June-11	2,264,770	July-11	4.30%
8 South Michigan-Seller Financing Mezzanine Loan	Office	June-11	4,909,570	August-11	6.77%
Sofitel Hotel - Mezzanine Loan	Hotel	June-11	5,759,949	October-11	88.88%
Sealy Northwest - DPO Bridge Financing	Industrial/office	June-11	20,630,000	September-11	8.72%
Magazine - Mezzanine Loan	Multi-family	June-11	17,538,478	May-12	15.95%
Riverside Plaza - B-Note	Retail	June-10	7,800,000	September-12	12.57%
Broward Financial Center - Whole Loan	Office	May-12	42,771,882	October-12	22.24%
SoCal Office Portfolio - C-Note	Office	November-11	71,354,090	September-12	26.88%
HC Cypress Pointe LLC - Preferred Equity	Multi Family	May-11	449,223	November-12	13.22%
2600 W Olive Series N-Q - Loan Securities	Office	December-09	1,500,000	December-12	68.23%
Burbank Centre - B-Note	Office	September-12	9,000,000	January-13	4.89%
127 West 25th - Mezzanine Loan	Mixed Use	May-12	9,000,000	March-13	30.45%
180 No. Michigan - Seller Financing Mezzanine Loan	Office	November-12	5,200,000	March-13	8.47%
4545 East Shea Blvd-Whole Loan	Office	April-12	2,250,000	June-13	14.14%
10 Metrotech - Whole Loan	Office	April-12	10,915,000	July-13	38.13%
Queensridge - Whole Loan	Condo Units	November-12	9,658,867	January-14	33.58%
Bulk Loan sale - Various	Various	December-09	78,915,362	February-14	15.48%

Other
F II Co-Invest LLC - Private Equity Securities	N/A	July-11	$1,800,000	April-12	17.51%

Operating Properties
Deer Valley	Multi Family	June-10	$12,370,485	June-13	13.42%
Newbury Apartments	Multi Family	September-10	550,000	February-14	17.22%

Total/Weighted Average			$491,302,541		29.12%

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited)

	Three Months Ended March 31,
	2014	2013
Cash flows from operating activities
Net (loss) income	$(802)	$12,951
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Depreciation and amortization (including amortization of deferred financing
costs and fair value of debt)	5,056	3,403
Amortization of lease intangibles	3,120	2,054
Straight-line rental income	717	(177)
Loan discount accretion	(1,205)	(716)
Discount accretion received in cash	5,865	-
Earnings of preferred equity investments	(7)	(202)
Distributions of income from preferred equity investments	-	94
(Income) loss of equity investments	(6,194)	(7,869)
Distributions of income from equity investments	3,926	7,822
Restricted cash held in escrows	(516)	1,509
(Gain) loss on sale of securities carried at fair value	(2)	102
Unrealized loss (gain) on securities carried at fair value	-	(1,718)
Gain on sale of real estate investments	(4,425)	(2,775)
Impairment loss on investments in real estate	9,200	-
Tenant leasing costs	(1,294)	(156)
Equity compensation expenses	414	43
Bad debt expense (recovery) expense	(351)	84
Changes in assets and liabilities:
Interest receivable	187	184
Accounts receivable and other assets	227	(903)
Accounts payable, accrued liabilities and other liabilities	(1,250)	(4,546)
Net cash provided by operating activities	12,666	9,184

Cash flows from investing activities
Issuance of loans receivable	(17,492)	(21,437)
Investments in real estate	(1,482)	(396)
Investment in equity investments	(40,002)	(13)
Return of capital distribution from equity investments	418	669
Purchase of securities carried at fair value	(73)	-
Proceeds from sale of investments in real estate	5,324	11,425
Proceeds from sale of equity investments	200	26
Proceeds from sale of securities carried at fair value	75	9,090
Proceeds from sale of loans receivable	37,052	19,318
Restricted cash held in escrows	1,040	716
Collection of loans receivable	3,214	24,287
Cash from consolidation of properties	-	473
Net cash used in investing activities	(11,726)	44,158
(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited, continued)

	Three Months Ended March 31,
	2014	2013
Cash flows from financing activities
Principal payments of mortgage loans payable	(2,450)	(1,643)
Payment of secured financing	-	(10,117)
Restricted cash held in escrows	(2,872)	(2,797)
Deferred financing costs	-	(228)
Purchase of non-controlling interests	-	(75)
Contribution from non-controlling interest	149	535
Distribution to non-controlling interest	(20)	-
Proceeds from issuance of Common Shares under Dividend Reinvestment Plan	91	115
Dividend paid on Common Shares	(5,819)	(5,366)
Dividend paid on Restricted Shares	(19)	-
Net cash used in financing activities	(10,940)	(19,576)
Net increase (decrease) in cash and cash equivalents	(10,000)	33,766
Cash and cash equivalents at beginning of period	112,512	97,682
Cash and cash equivalents at end of period	$102,512	$131,448

Supplemental Disclosure of Cash Flow Information

Interest paid	$6,672	$5,897
Capitalized interest	$975	$-
Taxes paid	$11	$68

Supplemental Disclosure on Non-Cash Investing and
Financing Activities
Dividends accrued on Common Shares and Restricted Shares	$5,916	$5,367
Dividends accrued on Series D Preferred Shares	$2,787	$2,787
Capital expenditures accrued	$2,403	$4,117
Conveyance of secured financing in settlement of loans receivable	$(29,150)	$-
Forgiveness of loan receivable	$190	$-
Fair value of assets acquired	$69,140	$62,208
Fair value of liabilities assumed	$52,687	$62,198

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Investments in Real Estate
Land	$90,481	$82,215	$56,894	$59,183	$60,679
Buildings and improvements				-
Buildings	555,279	545,659	341,963	346,723	354,394
Building improvements	19,447	21,348	18,306	18,686	17,877
Furniture and Fixtures	3,086	4,073	2,714	2,661	2,579
Tenant improvements	14,012	17,573	17,257	17,300	20,949
	682,305	670,868	437,134	444,553	456,478
Accumulated depreciation and amortization	(56,035)	(56,448)	(55,195)	(53,553)	(52,412)
Total Investments in Real Estate	$626,270	$614,420	$381,939	$391,000	$404,066

Accounts Receivable
Straight-line rent receivable	$7,458	$12,377	$12,558	$12,691	$14,403
Other	7,620	9,612	7,644	4,697	3,683
Total Accounts Receivable	$15,078	$21,989	$20,202	$17,388	$18,086

Securities Carried at Fair Value
REIT Common Shares	-	-	7,074	10,360	12,220
Total Securities Carried at Fair Value	$-	$-	$7,074	$10,360	$12,220

Equity Investments
Vintage Housing Holdings (27 Properties)	$34,386	$34,153	$33,706	$32,886	$31,801
Elad / One South State Street (1 Property)	23,927	23,661	24,518	23,614	23,447
Marc Realty Portfolio (4 Properties)	6,546	6,751	14,705	14,731	14,662
10 Metrotech (Office Loan)	11	11	11	10,845	10,845
Sealy Ventures Properties (3 Properties)	7,507	7,635	7,741	7,871	7,958
Mack-Cali / Stamford (Office Loan)	9,208	9,064	8,916	8,773	8,636
Concord Debt Holdings	790	966	982	3,932	3,953
CDH CDO	4,615	4,215	4,181	1,079	652
RE-CDO Management	996	992	993	1,061	1,098
Mentor Retail (1 Property)	585	635	596	584	568
So-Cal Office Loan Portfolio (31 Loans)	-	-	-	-	8
Lakeside/Eagle	4	-	3	10	-
701 Seventh Avenue	96,147	55,259	36,989	30,602	29,038
Wateridge	1,989	1,898	1,816	1,722	1,558
Atrium Mall	3,776	3,845	3,904	3,935	-
Freed	250	-	-	-	-
Total Equity Investments	$190,737	$149,085	$139,061	$141,645	$134,224
Preferred Equity Investments
Vintage at Tacoma	$1,500	$1,500	$1,500	$1,500	$1,500
Vintage at Urban Center	4,000	4,000	4,000	4,000	4,000
Vintage at Quilceda	750	750	750	750	750
Wateridge	242	235	6,453	6,264	6,108
Total Preferred Equity Investments	$6,492	$6,485	$12,703	$12,514	$12,358
Non-Controlling Interests
Westheimer (Houston, TX)	$8,191	$8,249	$8,328	$8,419	$8,652
River City / Marc Realty (Chicago, IL)	-	3,818	3,865	3,907	3,883
1050 Corporetum / Marc Realty (Lisle, IL)	60	32	50	52	56
450 West 14th Street (High Line)	1,840	1,867	1,895	1,909	1,952
HC Cypress	-	-	-	-	19
1515 Market	(2,699)	(1,925)	(1,247)	19	(195)
Summit Pointe	582	763	-	(694)	-
ST Residential	15,718	15,985	-	-	-
Norridge	16,410
Total Non-Controlling Interests	$40,102	$28,789	$12,891	$13,612	$14,367
The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets for all periods presented (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, except for per share data, Unaudited)

	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Debt
Mortgage loans payable	$476,424	$444,933	$308,049	$325,026	$278,824
Senior notes payable	86,250	86,250	86,250	86,250	86,250
Secured financing	-	29,150	29,150	29,150	42,803
KeyBank line of credit	-	-	-	-	-
Total Debt	562,674	560,333	423,449	440,426	407,877

Equity
Series D Cumulative Redeemable Preferred Shares	120,500	120,500	120,500	120,500	120,500
Common Shares	352,672	360,374	373,687	340,385	339,811
Non-controlling ownership interests	40,102	28,789	12,891	13,612	14,367
Total Equity	513,274	509,663	507,078	474,497	474,678

Total Capitalization	$1,075,948	$1,069,996	$930,527	$914,923	$882,555

Common Dividend Per Share
March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

$0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Cash and cash equivalents	$102,512	$112,512	$165,762	$186,132	$131,448
Securities carried at fair value	-	-	7,074	10,360	12,220
Available under line of credit (1)	-	50,000	50,000	50,000	50,000
Total Liquidity and Credit Facility	$102,512	$162,512	$222,836	$246,492	$193,668

(1) The line of credit matured on March 3, 2014. The Trust elected not to exercise it one-year option to extend the line of credit.

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
March 31, 2014
(In thousands, except square footage, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 21-22, Consolidated Property Data on pages 25-26, and Equity Investment Property Data on pages 27-30.

Cash	Amount
Cash and cash equivalents	$102,512

REIT Securities	Cost	Fair Value
REIT Common shares	$-	$-

Loans with Expected Repayment	Position	Type	Interest Rate		Cost, less Principal Repaid	Carrying Amount (before int. receivable)	Par Value	Extended Maturity Date
WBCMT Series 2007 Tranche L	CMBS	Hotel	LIBOR +	1.75%	1,130	226	1,130	09/09/14
The Shops at Wailea	B Note	Retail	Fixed	6.15%	4,990	6,525	7,554	10/06/14
Churchill	Whole	Mixed Use	LIBOR +	3.75%	366	366	366	06/01/15
Playa Vista	Mezz	Office	LIBOR +	14.25%	12,242	12,242	12,242	01/23/16
Rockwell	Mezz	Indust. / Whse.	Fixed	12.00%	224	-	1,486	05/01/16
Pinnacle II	B Note	Office	Fixed	6.31%	4,539	4,621	5,054	09/06/16
Poipu Shopping Village	B Note	Retail	Fixed	6.62%	1,864	2,074	2,815	01/06/17
Mentor Building (39 South St)	Whole	Retail	Fixed	10.00%	2,497	2,497	2,497	09/10/17
Marc Realty Loan	Mezz	Office	Fixed	6.00%	4,500	4,500	4,500	03/01/17
Edens Center and Norridge Commons	Mezz	Retail	LIBOR +	12.00%	15,500	15,500	15,500	03/09/19
1515 Market Street	Whole	Office	Fixed	7.50%	25,977	25,977	37,327	02/01/16

Loans with Potential Equity Participation
Stamford -20% Owned Equity Inv(1)	Mezz	Office	LIBOR +	3.25%	$40,000	$45,770	$47,000	08/06/14

(1) Amounts shown represent 100% of the investment at the venture level.
(2) Par amount represents borrowers discounted payoff option amount.
See Additional Loan Asset Details on Pages 21 and 22 of Supplement.

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
March 31, 2014
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance
Memphis, TN, (Waterford Apartments)	100%	Multifamily	320 Units	21,448	67,025	13,052
Cerritos, CA (Cerritos)	100%	Office	187,000	22,797	122	23,000
Philadelphia, PA (1515 Market)	89%	Office	502,000	44,882	89	42,193	(1)

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance

Atlanta, GA	100%	Retail	61,000	1,958	$32	$-
Greensboro, NC	100%	Retail	46,000	3,301	72	-
Louisville , KY	100%	Retail	47,000	3,098	66	-
Amherst, NY	100%	Office	200,000	21,022	105	-
Chicago, IL (One East Erie)	100%	Office	126,000	26,617	211	19,763
Houston, TX (Westheimer)	32%	Office	614,000	69,543	113	47,201
Lisle, IL (550 Corporetum)	100%	Office	169,000	14,107	83	5,753
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,272	79	5,450
New York, NY	var	Office / Retail	105,000	60,346	575	51,637
Orlando, FL	100%	Office	257,000	17,290	67	36,820
Plantation, FL	100%	Office	120,000	12,935	108	10,649
South Burlington, VT	100%	Office	54,000	3,407	63	-
Jacksonville, FL	100%	Warehouse	588,000	12,895	22	-
Churchill, PA	100%	Mixed Use	52,000	9,705	187	5,049
Greensboro, NC (Lake Brandt)	100%	Multifamily	284 Units	18,582	65,430	13,600
Phoenix, AZ (Monroe)	84%	Multifamily	184 Units	39,541	214,897	24,390
Stamford, CT (Highgrove)	84%	Multifamily	92 Units	79,192	860,783	48,780
San Pedro, CA	84%	Multifamily	89 Units	19,831	222,820	12,195
Houston, TX (Mosaic)	84%	Multifamily	396 Units	104,935	264,987	64,635
Oklahoma City, OK	80%	Multifamily	184 Units	14,679	79,777	9,191
Chicago, IL (Norridge)	0.375%	Retail	332,000	55,019	138,937	42,500

(1) The Trust holds the mezzanine debt on this property

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
March 31, 2014
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Equity Investment Operating Properties Foreclosure Acquired through Direct or Indirect	% Owned(1)	Type	Square Feet/ Units	Equity Investment Carrying Amount
Atrium Mall	50%	Retail	71,000	$3,776

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Equity Investment Carrying Amount

Marc Realty	50%	Office	168,000	$6,546
Sealy Equity Investment	60%	Industrial/Office	472,000	7,507
WRT-Elad / One South State St	38%	Retail / Office	942,000	23,927
Vintage Housing Holdings	Var	Multifamily	4,655 Units	34,386
Mentor Retail LLC	50%	Retail	7,000	585
701 Seventh WRT Investors	61%	Development	120,000	96,147
WRT-Fenway Wateridge	50%	Office	62,000	1,989
Edens Center Associates	1%	Retail	183,000	250

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Preferred Equity Investment Carrying Amount
Vintage Housing Holdings - Tacoma	75%	Multi-Family	231 Units Under construction	$1,500
Vintage Housing Holdings - Urban Center	75%	Multi-Family	395 Units Under construction	4,000
Vintage Housing Holdings - Quilceda Creek	75%	Multi-Family	204 Units Under contruction	750
WRT-Fenway Wateridge	50%	Office	62,000	242
(1) Represents the Trust's effective ownership of the underlying property

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Common shares	$-	$-	$-	$-	$6,318	$7,074	$8,920	$10,360	$8,920	$12,220
Total securities carried at fair value	$-	$-	$-	$-	$6,318	$7,074	$8,920	$10,360	$8,920	$12,220

Securities carried at fair value are comprised of REIT common shares for which the Trust has elected the fair value option.

	Three Months Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Net unrealized gain (loss)	$-	$-	$-	$(1,645)	$1,718

Net realized gain (loss)	$2	$875	$(31)	$-	$(102)
The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location		Position	Interest Rate (1)			Carrying Amount (2) Mar 31, 2014	Par Value		Maturity Date (3)	Senior Debt (4)
Loans Receivable
The Shops at Wailea	Sep-12	Retail	Maui	HI	B Note	Fixed	6.150%		6,559	7,554		10/06/14	105,753
Playa Vista	Jan-13	Office	Playa Vista	CA	Mezz	LIBOR +	14.250%		12,346	12,242		01/23/16	53,298
Churchill	May-12	Mixed Use	Churchill	PA	Whole	LIBOR +	3.750%		372	366		06/01/15	-
Rockwell	Aug-10	Indust /Whse	Shirley	NY	Mezz	Fixed	12.000%		-	1,138		05/01/16	16,383
Pinnacle II	Sep-12	Office	Burbank	CA	B Note	Fixed	6.313%		4,644	5,054		09/06/16	83,194
Poipu Shopping Village	Sep-12	Retail	Kauai	HI	B Note	Fixed	6.618%		2,087	2,815		01/06/17	28,460
Mentor Bldg (39 South St)	Mar-12	Retail	Chicago	IL	Whole	Fixed	10.000%		2,512	2,497		09/10/17	-
Marc Realty Loan	Mar-14	Office	Chicago	IL	Mezz	Fixed	6.000%		4,523	4,500		03/01/17	8,565
Edens Center and Norridge Commons	Mar-14	Retail	Chicago	IL	Mezz	LIBOR +	12.000%	(5)	15,624	15,500		03/09/19	82,500
1515 Market Street	Dec-12	Office	Philadelphia	PA	Whole	Fixed	7.500%		25,977	37,327		02/01/16	42,361
						Total Loans Receivable			$74,644	$88,993
Loan Securities Carried at Fair Value
WBCMT 2007	Dec-09	Hotel	Various		CMBS	LIBOR +	1.750%		226	1,130		09/09/14	$1,232
						Total Loan Securities Carried at Fair Value			$226	$1,130
Equity Investment Loan Assets (7,8)
Stamford Portfolio	Feb-12	Office	Stamford	CT	Mezz	LIBOR +	3.250%		45,770	47,000		08/06/14	$400,000
						Total Loan Assets of Equity Investments			$45,770	$47,000	(6)

Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Notes to Schedule of Loan Assets

(1)
Represents contractual interest rates without giving effect to loan discount and accretion. The stated interest rate may be significantlydifferent than the Trust's effective interest rate on certain loan investments.

(2)	Carrying amount of loans receivable includes accrued interest of $342,000 and cumulative accretion of $1,827,000 at March 31, 2014.
(3)	Maturity dates presented are after giving effect to all contractual extensions.
(4)	Senior Debt indicates debt which is secured by the underlying property which is senior in payment to the Trust's loan.
(5)	Libor floor of .5%.
(6)	Par Value represents the borrowers discounted payoff option (DPO) amount.
(7)	Does not include th Trust's equity interest in Concord and RE CDO Management.
(8)	The loan asset carrying amount represents 100% of the underlying asset.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Rents and reimbursements
Minimum rent	$19,781	$17,210	$12,823	$12,571	$11,708
Deferred rents (straight-line)	(431)	(460)	(408)	(107)	(37)
Recovery income	1,260	964	624	932	818
Above and below market rents	186	16	(42)	(42)	(36)
Less:
Lease concessions and abatements	(1,289)	(1,182)	(366)	(327)	(399)
Total rents and reimbursements	19,507	16,548	12,631	13,027	12,054

Rental property expenses
Property operating	7,434	5,913	4,302	3,872	3,685
Real estate taxes	2,194	1,804	1,172	1,213	737
Total rental property expenses	9,628	7,717	5,474	5,085	4,422

Net operating income (1)
from consolidated properties	$9,879	$8,831	$7,157	$7,942	$7,632

(1) See definition of non-GAAP measure of Net Operating Income on page 38 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST, DIVIDENDS AND DISCOUNT ACCRETION
 (In thousands)
(Unaudited)

	Three Months Ended

	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2014	2013	2013	2013	2013
Interest, Dividends and Discount
Accretion by Business Segment:
Loan Assets	$5,497	$5,259	$3,817	$4,208	$5,170
REIT Securities	-	(350)	100	100	150
Total Interest, Dividends and
Discount Accretion	$5,497	$4,909	$3,917	$4,308	$5,320

Interest, Dividends and Discount
Accretion Detail:

Interest on loan assets	$4,292	$3,421	$3,011	$3,447	$4,454

Accretion of loan discount	1,205	1,838	806	761	716

Interest and dividends on REIT securities	-	(350)	100	100	150
Total Interest, Dividends and
Discount Accretion	$5,497	$4,909	$3,917	$4,308	$5,320

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
March 31, 2014 (Unaudited)

Description and Location	Year Acquired	Trust’s Owner-ship	Rentable Square Feet	(**) % Leased	Major Tenants (Lease / Options Expiration)	Major Tenant Sq. Ft.	($000's) Depreciated Cost Basis	Cost per Square Foot or Unit	Owner-ship of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Amherst, NY	2005	100%	200,000	100%	Ingram Micro Systems (2023/2033)	200,000	17,022	85	Fee	-
Cerritos, CA	2012	100%	187,000	69%	Sunwest (2018)	37,000	21,669	116	Fee	23,000	01/2017 5.07%
					RevCycle (2018)	28,000
Chicago, IL (One East Erie)	2005	100%	126,000	97%	River North Surgery (2023)	15,000	20,618	164	Fee	19,763	03/2016 5.75%
Houston, TX	2004	32%	614,000	100%	Spectra Energy (2026/2036)	614,000	54,967	90	Fee	45,919	04/2016 6.01%
Lisle, IL	2006	100%	169,000	78%	United Healthcare (2015)	41,000	10,151	60	Fee	5,753	10/2014 Libor+2.5%
Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,613	67	Fee	5,449	03/2017 5.55%
New York, NY (450 West 14th)	2011	var	105,000	82%	Alice + Olivia (2021/2031)	27,000	56,137	535	Ground Lease	51,637	05/2016 Libor +2.5%
					Fast Retailing (2026/2036)	23,000
					Access Industries (2021/2031)	14,000
Orlando, FL	2004	100%	257,000	100%	Siemens Real Estate, Inc. (2017/2042)	257,000	13,238	52	Ground Lease	36,820	07/2017 6.40%
Plantation, FL	2004	100%	120,000	100%	AT&T Service, Inc. (2020/2035)	120,000	10,841	90	Fee	10,649	04/2018 6.48%
South Burlington, VT	2005	100%	54,000	100%	Fairpoint Comm. (2014/2029)	54,000	2,713	50	Ground Lease	-
1515 Market Street	2012	89%	502,000	87%	Temple University (2022)	128,000	43,854	87	Fee	42,193	05/1/2016 2.5%
Subtotal - Office			2,388,000				254,823			241,183
(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
March 31, 2014 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Depreciated Cost Basis	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$1,781	Ground Lease	-
Greensboro, NC	2004	100%	46,000	100%	The Kroger Co. (2017/2037)	46,000	2,410	Ground Lease	-
Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,459	Fee	-
Norridge, IL	2014	0.375%	332,000	98%	Kmart (2017)	116,000	54,901	Ground Lease	42,500	8/2015 Libor + 5.75%

Subtotal Retail			486,000				61,551
Residential
Memphis, TN	2012	100%	320 units	93%	n/a	n/a	20,127	Fee	13,052	8/2014 Libor + 2.5%
Greensboro, NC	2012	100%	284 units	96%	n/a	n/a	17,650	Fee	13,600	8/2016 6.22%
Houston, TX	2013	84%	396 units	90%	n/a	n/a	103,891	Fee	64,635	10/2016 LIBOR + 2.0%
San Pedro, CA	2013	84%	89 units	99%	n/a	n/a	19,586	Fee	12,195	10/2016 LIBOR + 2.0%
Stamford, CT	2013	84%	92 units	95%	n/a	n/a	78,404	Fee	48,780	10/2016 LIBOR + 2.0%
Phoenix, AZ	2013	84%	184 units	93%	n/a	n/a	39,089	Fee	24,390	10/2016 LIBOR + 2.0%
Oklahoma City, OK	2013	80%	184 units	97%			14,505	Fee	9,191	02/2021 5.7%
Subtotal Residential			1,549	units			293,252

Other
Warehouse
Jacksonville, FL	2004	100%	588,000	100%	Fanatics, Inc. (2015/2024)	561,000	10,265	Fee

Mixed Use
Churchill, PA	2004	100%	52,000	100%	Westinghouse (2024/2039)	52,000	5,476	Fee	5,016	8/2024 3.50%
Subtotal - Other			640,000				15,741
Total Consolidated Properties			3,514,000				$625,367		474,542
(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA
March 31, 2014 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership(1)	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (2)	Debt Maturity & Int Rate
Marc Realty - Equity Investment Operating Properties
223 West Jackson, Chicago, IL	2005	50%	168,000	79%	No tenants over 10%	-	$6,546	Fee	$6,718	09/2017 LIBOR + 2.75%

Sealy Venture - Equity Investment Operating Property
Atlanta, GA (Northwest Atlanta)	2006	60%	472,000	76%	Original Mattress (2020/2025)	57,000	$7,507	Fee	$13,539	09/2015 Libor +5.35% (3)

Mentor Retail LLC - Equity Investment Operating Property
39 South State Street Chicago, IL	2012	50%	7,000	100%	American Apparel (2022)	7,000	$585	Fee	$2,497	09/2017 10%

WRT-Elad / One South State Equity - Equity Investment Operating Property
One South State Street Chicago, IL (Sullivan Ctr)	2012	38%	943,944	83%	Target (2028 /2063)	147,000	$23,927	Fee	$113,500	11/2018 3.95%

					Walgreens(2022/2027)	95,000
					Illinois Dept of Employment (2019/2024)	243,000	$-
					Art Insitute of Chicago (2020/2030)	153,000	$-
			943,944				$23,927		$113,500

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA (Continued)
March 31, 2014
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership(1)	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (2)	Debt Maturity & Int Rate
701 Seventh WRT Investor-Equtiy Investment Operating Property
701 Seventh Avenue	2012	61%	120,000	0%	N/A		$96,147	Fee	$363,961	1/1/2017 Libor + 8.0
New York, NY
WRT-Fenway Wateridge - Equity Investment Operating Property
Vista Sorrento Parkway San Diego, CA	2012	50%	62,000	92%	Verint Americas (2018)	6,500	1,898	Fee	7,000	11/1/2016 Libor +4.5(4)
					Flores Lund (2017)	10,000
					Quidel Corp (2014)	11,000
					Verizon Wireless (2016)	13,000
Atrium - Equity Investment Operating Property
Chicago, IL	2013	50%	71,000	79%	Walgreens (2028)	9,700	$3,776	Ground Lease	$-

Edens Center Associates- Equity Investment Operating Property
Wilmette, IL	2014	1%	183,000	100%	Bed Bath and Beyond (2020)	40,000	1,898	Fee	40,000	5/9/2017 Libor +5.15 (5)
					Carson's Furniture (2016)	35,000
					Fresh Market (2023)	19,000

Continued on next page

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA (Continued)
March 31, 2014
(Unaudited)

Description and Location		Year Acquired	Units	(**) % Leased	Ownership of Land
Vintage Housing Portfolio - Equity Investment Operating Properties
Agave Associates	Elk Grove, CA	2011	188	98%	Fee
Bouquet Canyon Seniors	Santa Clarita, CA	2011	264	99%	Fee
Elk Creek Apartments	Sequim, WA	2011	138	97%	Fee
Falls Creek Apartments	Couer d' Alene, ID	2011	170	95%	Fee
Forest Creek Apartments	Spokane, WA	2011	252	97%	Fee
Hamilton Place Seniors	Bellingham, WA	2011	94	94%	Fee
Heritage Place Apartments	St. Ann, MO	2011	113	94%	Fee
Holly Village Apartments	Everett, WA	2011	149	97%	Fee
Larkin Place Apartments	Bellingham, WA	2011	101	93%	Fee
Rosecreek Senior Living	Arlington, WA	2011	100	97%	Fee
Seven Hills/ St Rose	Henderson, NV	2011	244	97%	Fee
Silver Creek Apartments	Pasco, WA	2011	242	95%	Fee
The Bluffs Apartments	Reno, NV	2011	300	97%	Fee
Twin Ponds Apartments	Arlington, WA	2011	134	97%	Fee
Vintage at Bend	Bend, OR	2011	106	94%	Fee
Vintage at Bremerton	Bremerton, WA	2011	143	96%	Fee
Vintage at Burien	Burien, WA	2011	101	98%	Ground Lease
Vintage at Chehalis	Chehalis, WA	2011	150	100%	Fee
Vintage at Everett	Everett, WA	2011	259	96%	Fee
Vintage at Mt. Vernon	Mt. Vernon, WA	2011	154	95%	Fee
Vintage at Napa	Napa, CA	2011	115	99%	Fee
Vintage at Richland	Richland, WA	2011	150	95%	Fee
Vintage at Sequim	Sequim, WA	2011	118	99%	Fee
Vintage at Silverdale	Silverdale, WA	2011	240	96%	Fee
Vintage at Spokane	Spokane, WA	2011	287	98%	Fee
Vintage at Vancouver	Vancouver, WA	2011	154	96%	Fee
Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	189	97%	Fee
			4,655
Vintage Housing Portfolio - Preferred Equity Investment Operating Properties
Vintage at Tacoma		2012	231	99%	Fee
Vintage at Urban Center		2012	395	9%	Fee
Quilceda Creek		2012	204	37%	Fee
			830
Total - Vintage Housing Portfolio			5,485	units

(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA (Continued)
March 31, 2014
 (In thousands, except for Square Footage, Unaudited)

Description	Year Acquired	Trust’s Ownership (1)	Rentable Square Feet	Equity Investment		Debt Balance (2)
Equity Investment Operating Properties
Marc Realty (from Page 27 )	2005	50%	168,000	$6,546		$6,718	(7)
Sealy Northwest Atlanta (from Page 27)	2006	60%	472,000	7,507		13,539	(7)
Mentor Retail LLC (from Page 27)	2012	49%	7,000	585		2,497	(7)
WRT-Elad / One South State Equity (from Page 27)	2012	38%	943,944	23,927		113,500	(7)
Vintage Portfolio (from page 29)	2011	Var	4,655 units	34,386	(6)	242,697	(7)
701 Seventh Avenue (from page 28)	2012	61%	Under development	96,147		376,560	(7)
Wateridge (from page 28)	2012	50%	62,000	1,989		7,000	(7)
Atrium Mall LLC (from page 28)	2013	50%	71,000	3,776		-
Edens Center Associates (from page 28)	2014	1%	183,000	250		40,000	(7)
Total Equity Investment Operating Properties				175,113		$802,511

Loan Asset Equity Investments
WRT-ROIC Lakeside Eagle	2011	50%		4
WRT-Stamford LLC	2012	20%		9,208
10 Metrotech Loan LLC	2012	33%		11

Other Equity Investment
Concord Debt Holdings LLC	2012	67%		790	(8)
CDH CDO LLC	2012	50%		4,615	(8)
RE CDO Management LLC	2011	50%		996
Total Equity Investments				$190,737

Notes to Equity Investments - Selected Data
(**) Occupancy rates include all signed leases including space undergoing tenant improvements
(1) Represents the Trust's effective ownership of the underlying property.
(2) Debt balance shown represents 100% of the debt encumbering the properties.
(3) An interest rate cap was purchased that caps LIBOR at 1%.
(4) An interest rate cap was purchased that caps LIBOR at 2.5%
(5) There is a LIBOR floor of .25%
(6) The Vintage equity investment of $34,386 represents the Trust's various interests in Vintage Housing Holdings LLC, an entity which owns the general partnership interest listed above.  The investment basis is not specifically allocated among the various lower tier partnerships.

(7) See Equity Investments debt details on pages 34 and 35.
(8) Represents the interest acquired from Lexington Realty Trust on May 1, 2012.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
 (In thousands, Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Impairment	Deprec & Amort	(Income) Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	3	154,000	$173	$-	$-	$173	$-	-	$500	$76	$-	$(403)
Office	100.0%	8	1,113,000	4,216	1,096	400	2,720	1,398	(4)	8,500	1,307	-	(8,489)
Residential	100.0%	7	1,549 units	1,487	592	163	732	240	-		336	-	156
Other	100.0%	2	640,000	640	568	50	22	48	-	200	162	-	(388)
		20	1,907,000	6,521	2,256	613	3,647	1,686	(4)	9,200	1,881	-	(9,124)
Partially Owned Consolidated Properties
Norridge, IL Norridge	3.8%	1	332,000	693	79	109	505	195	-	-	292	18	-
Houston, TX (Multiple LP's)	32.0%	1	614,000	1,404	2	-	1,402	725	(10)		726	(59)	-
Lisle, IL (Marc Realty)	60.0%	1	54,000	154	92	25	37	77	-		60	(40)	(60)
New York, NY (450 W 14th St)	70.0%	1	105,000	1,841	1,051	198	592	452	(5)		631	(108)	(388)
Philadelphia, , PA 1515 Market (2)	49.0%	1	502,000	2,621	1,293	263	1,065	1,856	-		726	(774)	(743)
Phoenix, AZ (Mosaic)	83.0%	1	184 units	2,534	988	485	1,061	509	-		1,161	(100)	(509)
Stamford, CT (Highgrove)	83.0%	1	92 units	1,716	744	254	718	385	-		912	(95)	(484)
San Pedro, CA (San Pedro)	83.0%	1	89 units	516	249	73	194	96	(4)		246	(25)	(127)
Houston, TX (Monroe)	83.0%	1	396 units	1,075	488	138	449	192	(4)		538	(46)	(239)
Oklahoma City, OK (Summit Pointe)	79.0%	1	184 units	432	192	36	204	115	(1)		226	(160)	22
		10	1,607,000	12,986	5,178	1,581	6,227	4,602	(24)	-	5,518	(1,389)	(2,528)
Total Consolidated Properties		30	3,514,000	$19,507	$7,434	$2,194	$9,874	$6,288	$(28)	$9,200	$7,399	$(1,389)	$(11,652)
Line of Credit interest expense								54
Interest expense for 7th Ave.cap interest								(975)
Interest expense related to Senior notes								1,671
Interest expense WRT Lender								121
Preferred Interest								76
Reclassified related party interest expense								(1,542)
Total								$5,693
(1) See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 38 of the supplemental package.
(2) In addition to its equity ownership, the Trust is entitled to an additional 40% of profits above the debt.

WINTHROP REALTY TRUST
EQITY INVESTMENTS – OPERATING SUMMARY
March 31, 2014
 (In thousands, Unaudited)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT's Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	1	168,000	2,047	1,071	356	620	218	3	575	(170)	(5)
Sealy Venture Portfolio	1	472,000	689	239	84	366	220	(64)	295	(213)	(128)
Mentor Retail	1	7,000	144	7	20	117	64	1	15	39	20
WRT-Elad (2)	1	942,000	7,220	1,484	1,220	4,516	3,617	(63)	2,144	(1,308)	1,236
Vintage Portfolio (2)	27	4,655 units	11,010	4,466	167	6,377	939	(1,454)	1,052	2,932	1,620
Wateridge (2)	1	62,000	296	75	33	188	116	(13)	111	(52)	52
Atrium Mall	1	71,000	1,076	630	131	315	-	(24)	297	(6)	(3)
Total Equity Investment Operating Properties	33	1,722,000	$22,482	$7,972	$2,011	$12,499	$5,174	$(1,614)	$4,489	$1,222	2,792

			WRT-ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment								(11)
			RE CDO Management - Winthrop's share of net income from equity investment								4
			CDH CDO - Winthrop's share of net income from equity investment								1,266
			Concord Debt Holdings - Winthrop's share of net income from equity investment								356
			701 7th Avenue (3)								1,558
			Stamford / Mack-Cali - Winthrop's share of net income from equity investment								229
			10 Metrotech- Winthrop's share of net income from equity investment								-
			Equity in loss of equity investments								$6,194

(1) See definition of Net Operating Income on page 38 of the supplemental package.
(2) Operating results lag 30 days.
(3) Operating results lag 90 days.

WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
March 31, 2014
(In thousands, Unaudited)

Description	Principal Outstanding March 31, 2014	Coupon	2014 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Mortgage loans payable

Chicago, IL / Ontario	19,763	5.75%	272	03/2016	-
Houston, TX - Note 1	25,000	5.22%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.00%	-	04/2016	8,800
Houston, TX - Note 3	12,119	7.50%	4,089	04/2016	-
Philadelphia, PA(1)	42,193	2.50%	740	02/2016	39,933
Greensboro, NC	13,600	6.22%	-	08/2016	13,600
Cerritos, CA	23,000	5.07%	-	01/2017	23,000
Lisle, IL / 1050 Corporetum	5,449	5.55%	58	03/2017	5,206
Orlando, FL	36,820	6.40%	477	07/2017	34,567
Plantation, FL	10,649	6.48%	100	04/2018	10,046
Oklahoma City, OA	9,191	5.70%	102	02/2021	8,047
Churchill, PA	5,016	3.50%	97	08/2024	3,389
Total mortgage loans payable /Wtd Avg	211,600	4.45%	5,935		171,588	2.87

Senior notes payable	86,250	7.75%	-	08/2022	86,250
Total Fixed Rate Debt/ Wtd Avg	297,850	5.41%	5,935		257,838	4.46
Floating rate debt
Mortgage loans payable
Memphis, TN/ Waterford (LIBOR+2.5%, 0.5% LIBOR Floor)	13,052	3.00%	222	08/2014	12,830
Lisle, IL / 550-560 Corporetum (LIBOR + 2.5%, 1% LIBOR Cap)	5,753	2.68%	-	10/2014	5,753
Norridge, IL (Norridge) LIBOR + 5.75%, .25% LIBOR Floor)	42,500	6.00%		08/2015	42,500
New York, NY (450 W 14th St) (LIBOR + 2.5%, 1% LIBOR Floor)	51,637	3.50%	-	05/2016	51,637
Houston, TX (Mosaic) LIBOR +2% / interest rate swap (2)	64,635	2.69%	-	10/2016	64,635
San Pedro, CA (San Pedro) LIBOR +2% / interest rate swap (2)	12,195	2.69%	-	10/2016	12,195
Stamford, CT (Highgrove) LIBOR +2% / interest rate swap(2)	48,780	2.69%	-	10/2016	48,780
Phoenix, AZ (Monroe) LIBOR +2%/ interest rate swap (2)	24,390	2.69%	-	10/2016	24,390
	262,942	3.40%	222		262,720	1.93

Total Floating Rate Debt/ Wtd Avg	262,942	3.40%	222		262,720	1.93
Total Consolidated Debt/Wtd Avg	$560,792	4.46%	$6,157		$520,558	3.28

(1) An interest rate swap agreement with a notional amount of $42,193 effectively converts the interest rate to a fixed rate of 2.5%.
(2) The loan has an interest rate swap which effectively fixes libor at .69%

Description	Principal Outstanding March 31, 2014		Interest Rate	Maturity Date		Weighted Average Maturity (in years)
Fixed rate debt
Mentor Retail - 39 South Street, Chicago, IL	2,497		10.00%	09/10/17
WRT-Fenway Wateridge, San Diego, CA (1)	7,000		6.00%	11/01/16
WRT-Elad - One South State Street	113,500		3.95%	11/01/18
VHH - Bouquet Canyon Seniors	10,641		6.38%	07/01/28
VHH - Vintage at Chehalis (2)	8,190		4.76%	06/15/40
VHH - Elk Creek Apartments	7,289		6.60%	11/01/39
VHH - Falls Creek Apartments	8,251		6.37%	12/01/40
VHH - Heritage Place Apartments	1,720		8.37%	07/19/15
VHH - Vintage at Mt. Vernon (3)	930		6.86%	01/15/37
VHH - Vintage at Mt. Vernon (4)	7,500		5.31%	01/15/37
VHH - Vintage at Napa	5,861		6.26%	06/01/34
VHH - Vintage at Silverdale (5)	14,880		5.72%	09/15/39
VHH - Twin Ponds Apartments	1,149		6.20%	01/01/38
VHH - Vintage at Vancouver	511		8.12%	12/01/17
VHH - Vista Sonoma Seniors Apts	9,778		6.56%	01/01/32
Total Fixed Rate Debt	$199,697	Wtd Avg	4.97%		Wtd Avg	11.14

(1) An interest rate cap was purchased that caps LIBOR at 2.5%.
(2) An interest rate swap agreement with a notional amount of $7,826 effectively converts the interest rate to a fixed rate of 4.76%.
(3) An interest rate swap agreement with a notional amount of $889 effectively converts the interest rate to a fixed rate of 6.86%.
(4) An interest rate swap agreement with a notional amount of $7,500 effectively converts the interest rate to a fixed rate of 5.31%.
(5) An interest rate swap agreement with a notional amount of $14,189 effectively converts the interest rate to a fixed rate of 5.72%.

(Continued on next page)

Description	Principal Outstanding March 31, 2014	Interest Rate (1), (2)		Coupon	Maturity Date	Weighted Average Maturity (in years)
Floating rate debt
Sealy - Northwest Atlanta, Atlanta, GA (3)	13,539	LIBOR +	5.35%	5.52%	09/29/15
Marc Realty - 223 West Jackson, Chicago, IL	6,718	LIBOR +	2.25%	4.25%	09/01/17
701 Seventh - 701 Seventh Avenue, New York, NY	237,500	LIBOR +	8.00%	8.15%	01/01/17
701 Seventh - 701 Seventh Avenue, New York, NY	126,461	LIBOR +	8.00%	8.15%	01/01/17
Edens Center Associates (4)	40,000	LIBOR +	5.15%	5.40%	05/09/17
VHH - Agave Associates	14,600	SIFMA +	1.28%	1.33%	10/15/36
VHH - Vintage at Bend	5,395	SIFMA +	1.24%	1.29%	12/15/36
VHH - Vintage at Bremerton	6,200	SIFMA +	1.55%	1.60%	03/15/33
VHH - Vintage at Burien	6,680	SIFMA +	1.50%	1.55%	01/15/38
VHH - Vintage at Everett	16,065	SIFMA +	1.50%	1.55%	01/15/38
VHH - Forest Creek Apartments	13,680	SIFMA +	1.68%	1.73%	06/15/40
VHH - Hamilton Place Seniors	3,590	SIFMA +	1.67%	1.72%	07/01/33
VHH - Holly Village Apartments	6,825	SIFMA +	1.58%	1.63%	07/31/32
VHH - Larkin Place Apartments	4,825	SIFMA +	1.51%	1.56%	07/01/33
VHH - Vintage at Richland	7,535	SIFMA +	1.83%	1.88%	01/15/38
VHH - Rosecreek Senior Living	3,252	SIFMA +	0.51%	0.56%	12/31/37
VHH - Vintage at Sequim	6,214	SIFMA +	2.35%	2.40%	03/01/38
VHH - Silver Creek Apartments	12,675	SIFMA +	1.75%	1.80%	12/15/37
VHH - Vintage at Spokane	16,295	SIFMA +	1.46%	1.51%	08/15/40
VHH - Seven Hills/ St Rose	14,770	SIFMA +	1.47%	1.52%	10/15/35
VHH - The Bluffs Apartments	18,300	SIFMA +	1.57%	1.62%	09/15/34
VHH - Twin Ponds Apartments	5,515	SIFMA +	1.53%	1.58%	01/01/38
VHH - Vintage at Vancouver	7,725	SIFMA +	2.16%	2.21%	03/01/36
Total Floating Rate Debt	594,359		Wtd Avg	5.99%	Wtd Avg	8.50
Total Joint Venture Debt	$793,986		Wtd Avg	5.73%	Wtd Avg	9.16

(1) LIBOR rate used to determine coupon on floating rate debt at March 31, 2014 was .1520%
(2) SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index. SIFMA rate used to determine coupon on floating rate debt at February 28,2014 on the Vintage debt was 0.035%. Each of the Vintage floating rate debt instruments is subject to an interest rate cap ranging from 5.50% and 8.25%.

(3) An interest rate cap was purchased that caps LIBOR at 1%.
(4) There is a LIBOR floor of 0.25%.

WINTHROP REALTY TRUST
LEASE EXPIRATION SUMMARY
March 31, 2014
 (In thousands)

Year of Lease Expirations	Net Rentable Square Feet Subject to Expiring Leases	Percentage of Leased Square Footage Represented by Expiring Leases (%)	Annual Contractual Rent Under Expiring Leases ($)	Annual Rent Per Leased Square Foot of Expiring Leases ($)

Consolidated Multi Tenant Operating Properties:
2014	87,000	6%	$1,611,000	$18.52
2015	153,000	11%	2,757,000	18.02
2016	60,000	4%	1,362,000	22.70
2017	238,000	17%	3,256,000	13.68
2018	168,000	12%	4,268,000	25.40
2019	202,000	14%	4,414,000	21.85
2020	7,000	0%	168,000	24.00
2021	149,000	10%	5,581,000	37.46
2022	179,000	12%	4,917,000	27.47
2023	38,000	3%	1,033,000	27.18
Thereafter	159,000	11%	3,270,000	20.57

Consolidated Single Tenant Operating Properties:
2014	54,000	3%	$840,000	$15.56
2015	608,000	29%	1,175,000	1.93
2016	88,000	4%	385,000	4.38
2017	303,000	14%	3,894,000	12.85
2018	54,000	3%	918,000	17.00
2019	-	0%	-	-
2020	120,000	6%	1,447,000	12.06
2021	-	0%	-	-
2022	-	0%	-	-
2023	200,000	9%	1,802,000	9.01
Thereafter	666,000	32%	8,845,000	13.28

Annual contractual rent under expiring leases represents base rent charges for the period and does not reflect any straight-line rent adjustments or expense reimbursements.

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2014	2013	2013	2013	2013

NOI from consolidated properties (1)(4)	$9,879	$8,831	$7,157	$7,942	$7,632
Less:
Interest expense	(5,693)	(5,757)	(5,088)	(6,364)	(4,154)
Depreciation and amortization	(7,399)	(5,895)	(4,146)	(4,195)	(5,691)
(Income) loss attributable to non-controlling interest	1,443	1,871	995	629	795
WRT share of income (loss) from consolidated properties (2)(4)	(1,770)	(950)	(1,082)	(1,988)	(1,418)

Equity in income (loss) of equity investments (3)	6,194	(3,609)	13,855	4,526	7,869

Add:
Interest, dividends and discount accretion	5,497	4,909	3,917	4,308	5,320
Gain (loss) on sale of loan securities carried at fair value	-	-	-	-	-
Earnings from preferred equity investments	7	37	189	185	202
Unrealized gain (loss) on loan securities carried at fair value	-	-		215	-
Unrealized gain (loss) on securities carried at fair value	-	-	-	(1,860)	1,718
Realized gain (loss) on securities carried at fair value	2	875	(31)		(102)
Realized gain (loss) on loan securities carried at fair value	-
Interest and other income	85	89	101	115	69
(Loss) Income from discontinued operations	4,105	(144)	(1,598)	6,563	3,218
	-
Less:
Income attributable to Series D preferred shares	(2,787)	(2,786)	(2,787)	(2,786)	(2,787)
Amount allocated to restricted shares	(96)	(96)	(106)	(98)	(2)
General and administrative	(1,642)	(1,316)	(1,109)	(1,094)	(844)
Related party fees	(2,375)	(2,423)	(2,309)	(2,291)	(2,266)
Transaction costs	(250)	(1,727)	(106)	(46)	(6)
State and local tax expense	(12)	(202)	(84)	(125)	(14)
Loss on extinguishment of debt		-	-	-	-
Provision for loss on loan receivables		(348)	-	-	-
Impairment loss on investment in real estate	(9,200)	-	-	-	-
Settlement expense		(261)	(16)	(134)	-
Net income attributable to Common Shares	$(2,242)	$(7,952)	$8,834	$5,490	$10,957

(1) See additional NOI detail on Page 23 of the supplemental package.
(2) See detail for the Three months ended March 31, 2014 on Page 31 of the supplemental package.
(3) See detail for the Three months ended March 31, 2014 on Page 32 of the supplemental package.
(4) See definitions for non-GAAP measures on page 38 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

B-Note - A structured junior participation that is part of a first mortgage loan.

Funds From Operations - We have adopted the revised definition of Funds from Operations (“FFO”), adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  Management considers FFO to be an appropriate measure of performance of a REIT.  We calculate FFO by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and adjustment for unconsolidated partnerships and ventures.  Management believes that in order to facilitate a clear understanding of our historical operating results, FFO should be considered in conjunction with net income as presented in the consolidated financial statements included elsewhere herein.  Management considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our calculation of FFO may not be directly comparable to FFO reported by other REITs or similar real estate companies that have not adopted the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.  FFO is not a GAAP financial measure and should not be considered as an alternative to net income (loss), the most directly comparable financial measure of our performance calculated and presented in accordance with GAAP, as an indication of our performance.  FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions.  We believe that to further understand our performance; FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Internal Rate of Return (IRR) – The internal rate of return is the annualized effected compound return rate of an investment.  Specifically, it is the discount rate that equates the cost of an investment with the present value of the cash generated by that investment.

LIBOR – London Inter Bank Offer Rate

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS
Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Carolyn Tiffany, Investor Relations Winthrop Realty Trust P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE
Analyst	Firm	Contact Information
Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com
Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com
Craig Mailman	KeyBanc	(917) 368-2316 cmailman@keybanccm.com
Mitch Germain	JMP Securities	(212) 906-3546 mgermain@jmpsecurities.com
Ryan Meliker	MLV & Co.	(646) 556-9184 rmeliker@mlvco.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions, forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.